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                                                                   EXHIBIT 10B.1

          FIRST AMENDMENT TO THE PLUM CREEK SUPPLEMENTAL BENEFITS PLAN

         The Plum Creek Supplemental Benefits Plan (the "Plan"), adopted and effective as of January 1, 1993, is hereby amended as follows pursuant to
Section 5.7 of the Plan, said Amendment to be effective July 20, 1995.

         1.       Section 1.2 of the Plan is hereby amended to read as follows:

                  "Board" means the Board of Directors or the Compensation Committee of the Board of Directors of PC Advisory Corp. I, the general partner of PC Advisory Partners I, L.P., which serves as the general partner of Plum Creek Management Company, L.P. which serves as the general partner of Plum Creek Timber Company, L.P.

         2.       Section 1.4 of the Plan is hereby amended to read as follows:

                  "Company" means Plum Creek Timber Management Company, L.P., a Delaware limited partnership or Plum Creek Timber Company, L.P., a Delaware limited partnership.

         3.       Section 1.12 of the Plan is hereby amended to read as follows:

                  "Plan Administrator" shall be the Vice President, Law of the Company.

         4. Section 4.1 of the Plan is hereby amended to add a subsection 4.1(a)(4) as follows:

                  (4) by taking into account any award granted to the Participant under the Plum Creek Management Company, L.P. Management Incentive Plan (the "MIP") including both cash and units.

         5. Except as amended above, the Plan as in effect prior to this First Amendment shall remain in full force and effect and shall remain unchanged.

         IN WITNESS WHEREOF, Plum Creek Timber Company, L.P. has caused this First Amendment to be duly executed on this 21st day of July, 1995.
                                            ----        ----

                                            PLUM CREEK TIMBER
                                                 COMPANY, L.P.

Witness:                                    By:  Plum Creek Management Company,
                                                       L.P., General Partner

/s/ Susanna N. Duke                         By:  /s/ James A. Kraft
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                                                 Title:  VP Law